UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid, Principal Executive Officer	With a Copy To: George J. Zornada
Salient Midstream & MLP Fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

(a) The following is a copy of the report transmitted to shareholders of the Salient Midstream & MLP Fund (the “Fund”), pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient

November 30, 2021

Annual Report

Salient Midstream & MLP Fund

Midstream & MLP Fund

Shareholder Letter (Unaudited)

Dear Fellow Shareholders:1

We are pleased to provide the annual report of the Salient Midstream & MLP Fund (the “Fund” or “SMM”) (NYSE: SMM) which contains updated data as of November 30, 2021.

As of November 30, 2021, the Fund had total assets of $190.1 million, net asset value of $7.52 per share and 17.7 million common shares outstanding. The Fund’s price per share was $6.37, which represents a 15.3% discount to its net asset value (“NAV”).2

The Fund’s investment allocation is shown in the pie chart below:

Source: Salient Capital Advisors, LLC (“Adviser”), November 30, 2021.

For illustrative purposes only. Figures are based on the Fund’s gross assets.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

1

The Fund’s Top 10 holdings are shown below, as of November 30, 2021:1

No.	Symbol	Name	Country	Asset Type	% of Gross Assets
1	–	EMG Utica I Offshore Co-Investment L.P.	United States	C-Corp	8.2%
2	ET	Energy Transfer, L.P.	United States	MLP	7.6%
3	TRGP	Targa Resources Corp.	United States	C-Corp	6.4%
4	LNG	Cheniere Energy, Inc.	United States	C-Corp	6.2%
5	OKE	ONEOK, Inc.	United States	C-Corp	6.0%
6	MPLX	MPLX, L.P.	United States	MLP	6.0%
7	ENB	Enbridge Inc.	Canada	C-Corp	5.6%
8	WMB	The Williams Companies, Inc.	United States	C-Corp	4.9%
9	PAGP	Plains GP Holdings, L.P.	United States	C-Corp	4.5%
10	PPL CN	Pembina Pipeline Corp.	Canada	C-Corp	4.4%

					59.8%

Source: Salient Capital Advisors, LLC, November 30, 2021.

For illustrative purposes only. Current and future holdings are subject to change and risk. Figures are based on the Fund’s gross assets.

During the fiscal year (December 1, 2020 – November 30, 2021), the Fund’s NAV and market price total returns were 39.5% and 57.9%, respectively, compared to 40.1% for the Alerian Midstream Energy Select Total Return Index (“AMEIX”) during the same period.2,3

Performance Snapshot

as of November 30, 2021 (Unaudited)

Price Per Share	Fiscal YTD Total Return*	Since Inception* (Annualized)
$7.52 (NAV)	39.52%	-2.78%
$6.37 (Market Price)	57.95%	-4.46%

Source: Salient Capital Advisors, LLC, November 30, 2021.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

1 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

2 Source: Alerian, November 30, 2021. “Alerian Midstream Energy Select Index,” “Alerian Midstream Energy Select Total Return Index,” “AMEI” and “AMEIX” are trademarks of Alerian and their use is granted under a license from Alerian. Past performance is not indicative of how the index will perform in the future. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses or taxes. The index is unmanaged and is not available for direct investment. Alerian Midstream Energy Select Total Return Index (AMEIX) is a total return composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization-weighted index is disseminated in real time on a price-return basis. Inception date of the AMEIX is April 1, 2013.

3 Past performance is not indicative of future results.

2

Market Review

The Salient Midstream & MLP Fund (“SMM” or “Fund”) returned 57.9% during fiscal year 2021, which spans from December 1, 2020, through November 30, 2021.1 Stock performance was driven primarily by improvement in the underlying net asset value (“NAV”), which provided a total return of 39.5%. SMM’s NAV performance was in line with the AMEIX benchmark, which was up 40.1% during the reporting period.2

Fiscal year 2021 was a positive market environment for SMM. Market factors that benefited SMM’s underlying portfolio included the mass rollout of COVID-19 vaccines, improvement in crude oil prices, which were up 48.8% during the fiscal year, as measured by the North American oil benchmark West Texas Intermediate (“WTI”), and continued capital discipline exhibited by the energy infrastructure industry.3,4

The energy infrastructure industry started 2021 with a continuation of the strong performance that occurred late in 2020, as the economic reopening following the pandemic-related shutdowns gained steam during the calendar first quarter.5 A number of factors contributed to the gains: the rapid rollout of COVID-19 vaccines, a 21% rally in WTI during the first quarter, a rotation from growth to value stocks (with energy generally viewed as a value play), considerable fiscal stimulus, increasing inflation expectations and positive guidance from energy companies themselves. The industry also saw its first consolidation transaction in some time as Energy Transfer L.P. (“ET”) announced the acquisition of Enable Midstream Partners L.P. (“ENBL”) on February 17, 2021.

Additionally, the unprecedented Texas freeze from winter storm Uri resulted in many companies earning a one-time windfall as natural gas prices soared to over $200 per thousand cubic feet (“/mcf”) in parts of Texas and $600/mcf in Oklahoma.6 Kinder Morgan, Inc. (“KMI”) announced a $1 billion gain from the storm and ET announced a staggering $2.4 billion gain as a result of Uri while several other companies announced gains in the hundreds of millions.7 Diligent companies used their windfall to reduce debt and in select cases repurchase stock, which was met favorably by the market.8

As the year progressed, hydrocarbon production improved, with crude oil, natural gas and natural gas liquids (“NGL”) volumes all increasing through the summer months and into the fall.9 However, the occasional flare-up of COVID-19 infections caused volatility in stock prices, including both the Delta variant in August and the Omicron variant in November. From AMEIX’s peak on June 16, 2021, the market corrected 13.4% through August 19, 2021, as the Delta variant began spreading rapidly in August. Fortunately, the AMEIX rebounded strongly in late August and into October as COVID-19 cases peaked and then began to recede. The AMEIX returned 20.9% in the two-month period between August 19, 2021, and October 20, 2021, setting a pandemic-recovery high in October.10 Unfortunately, the strong performance gave way to typical seasonal weakness in early November and then to a significant move lower with the emergence of the Omicron variant during the week of Thanksgiving. Crude oil prices dropped 15.6% from November 24, 2021, through November 30, 2021, while the AMEIX declined from the October peak by 11.6% through November 30, 2021.11,12

Despite the equity volatility toward the latter part of the fiscal year, we witnessed continued improvement in crude oil demand and continued economic reopenings throughout the world. As we approach the end of 2021, companies in the energy infrastructure space have started to provide preliminary

1 Salient Capital Advisors, LLC, November 2021.

2 Alerian, December 2021. Past performance is not indicative of future results. One cannot invest directly in an index.

3 Coronavirus disease (COVID-19) is an infectious disease caused by a new strain of coronavirus. The virus was first identified in late 2019 in Wuhan, the capital of China’s Hubei province, and has since spread globally, resulting in the ongoing 2019–2021 coronavirus pandemic.

4 Bloomberg, November 2021. West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing. This grade is described as medium crude oil because of its relatively low density and sweet because of its low sulfur content. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

5 Energy infrastructure companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services.

6 Natural gas is flammable gas, consisting largely of methane and other hydrocarbons, occurring naturally underground (often in association with petroleum) and used as fuel.

7 Kinder Morgan Inc. and Energy Transfer, L.P., February 2021.

8 Stock buybacks refer to the repurchasing of shares of stock by the company that issued them. A buyback occurs when the issuing company pays shareholders the market value per share and reabsorbs that portion of its ownership that was previously distributed among public and private investors.

9 Natural gas liquids (NGL) are components of natural gas that are separated from the gas state in the form of liquids.

10 Alerian, December 2021. Past performance is not indicative of future results. One cannot invest directly in an index.

11 Bloomberg, November 2021.

12 Alerian, December 2021. Past performance is not indicative of future results. One cannot invest directly in an index.

3

2022 guidance, with the majority of companies indicating healthier year-over-year cash flows in 2022. Furthermore, companies have already signaled their desire to continue returning capital to shareholders with several new stock buyback programs being announced and dividend increases indicated for the new year. The healthy growth in volumes, continued improvement in balance sheets and renewed focus on capital discipline are anticipated to create a backdrop for continued success in fiscal year 2022.

Management Discussion of Fund Performance

As previously stated, Fund NAV total return was 39.5% during the reporting period with several holdings driving performance throughout the year. As the table below shows, the top performers were predominantly within the NGL and liquified natural gas (“LNG”) sectors.13 The top contributor was ONEOK, Inc. (“OKE”), which was up nearly 80% during the fiscal year. The position contributed 357 basis points to Fund performance, with an average weight of 5.7% during the fiscal year.14 OKE is a provider of natural gas gathering and processing as well as NGL transportation and fractionation services.15 OKE has an enviable NGL footprint that connects the Bakken Formation in North Dakota and Montana to the Gulf Coast. OKE saw meaningful cash flow improvement as NGL prices and volumes moved higher throughout the year. OKE remains a core holding in SMM as we see continued cash flow improvement and dividend growth.

The second largest contributor to Fund performance was Cheniere Energy, Inc. (“Cheniere”). Cheniere is the largest LNG exporter in the United States and is transitioning from a heavy investment capital cycle to a more sustained cash flow generation cycle. In September, the company announced its first ever dividend and an increase to its stock repurchase program. We continue to see excellent long-term growth opportunities for expanding Cheniere’s existing export facilities to handle more LNG, growing cash flows and earnings in coming years and the potential to both reduce debt and buy back stock, generating more value to shareholders over time. Our investment in Cheniere is a testament to the total return approach the Fund employs to maximize long-term shareholder value rather than stretching for yield.16 Cheniere comprised an average weight of 4.4% throughout the fiscal year and was up 65.9% for the reporting period, contributing 303 basis points to the Fund’s overall performance.

MPLX, L.P. (“MPLX”) was the third largest contributor to Fund performance. MPLX is a diversified midstream master limited partnership (“MLP”) that provides liquids logistics services as well as natural gas gathering and processing services. The company comprised an average weight of 5.1% in the portfolio and contributed 241 basis points to Fund performance. MPLX grew its regular distribution 2.5% on an annualized basis, paid a one-time special dividend of $0.575 per share (or nearly 2%), bought back $471 million of stock and paid down debt to below 4.0x debt/earnings before income, tax, depreciation and amortization.17 MPLX has stated that it hopes to continue returning capital to shareholders in a similar fashion going forward.

Top Five Contributors

Ticker	Company	Subsector	Average Weight	1-Year Total Return	Contribution
OKE	ONEOK, Inc.	NGL Infrastructure	5.72%	80.41%	3.57%
LNG	Cheniere Energy, Inc.	LNG	4.38%	65.86%	3.03%
MPLX	MPLX, L.P.	Crude & Refined Products	5.11%	56.78%	2.41%
WMB	The Williams Companies, Inc.	Natural Gas Pipelines	6.50%	37.00%	2.32%
TRGP	Targa Resources Corp.	Gathering & Processing	3.30%	122.25%	2.23%

Source: Salient Capital Advisors, LLC, November 30, 2021. Numbers have been rounded for illustrative purposes only. Past performance is not indicative of future results.

13 Liquefied natural gas (LNG) is natural gas that has been cooled down to liquid form for ease and safety of non-pressurized storage or transport. It takes up about 1/600th the volume of natural gas in the gaseous state.

14 A basis point is one hundredth of a percent or equivalently one percent of one percent or one ten thousandth.

15 Gathering and Processing (G&P) describes the actions important in the natural gas sector; when natural gas is produced from wells, the wells are connected to a gathering system comprising a network of smaller pipelines that collect the gas and deliver it to larger pipeline systems for longer-distance transport. Fractionation is a separation process in which a certain quantity of a mixture is divided during a phase transition into several smaller quantities in which the composition varies according to a gradient.

16 Current yield is the annual income (interest or dividends) divided by the current price of the security.

17 MPLX, Inc., November 2020. Earnings before interest, taxes, depreciation and amortization is a measure of a company’s overall financial performance and is used as an alternative to simple earnings or net income in some cases.

4

While the Fund had a strong year, some holdings detracted from Fund performance. The largest detractors were primarily renewable energy infrastructure companies.18 The top detractor was Volta, Inc. (“VLTA”), which is an electric vehicle (“EV”) charging company. The company owns chargers in shopping centers and other high traffic areas and makes money from both paid charging and advertising. It employs a slightly different business model than other EV charging companies that we believe is superior in many ways over the long term for both business development and retention. VLTA detracted 80 basis points from Fund performance during the fiscal year.

The second largest detractor from Fund performance was EMG Utica Offshore Co-Investment LP (“EMG Utica”). EMG Utica is a private investment in gathering and processing assets in the Utica Shale Formation in Ohio. The company has a joint venture with MPLX in the Appalachian Basin. The investment detracted 49 basis points from Fund performance for the reporting period.

KMI was the third largest detractor from Fund performance. KMI has been a core holding in the Fund for many years. The company is one of the largest natural gas and refined products transportation companies in the U.S. KMI comprised an average weight of 2.6% in the portfolio during the reporting period and detracted 36 basis points from Fund performance. While we cannot point to a particular catalyst for the underperformance of KMI, we believe some investors rotated away from mega-cap, slower-growth midstream companies into faster-growth, NGL-focused companies during the year and KMI may have been negatively affected by that rotation.

Top Five Detractors

Ticker	Company	Subsector	Average Weight	1-Year Total Return	Contribution
VLTA	Volta, Inc.	Renewables	0.57%	-7.30%	-0.80%
–	EMG Utica I Offshore Co-Investment LP	Gathering & Processing	9.15%	-3.42%	-0.49%
KMI	Kinder Morgan, Inc.	Natural Gas Pipelines	2.64%	14.77%	-0.36%
BE	Bloom Energy Corp.	Renewables	0.24%	-50.85%	-0.30%
RUN	Sunrun, Inc.	Renewables	0.23%	-52.01%	-0.30%

Source: Salient Capital Advisors, LLC, November 30, 2021. Numbers have been rounded for illustrative purposes only. Past performance is not indicative of future results.

Options also provided some income during the reporting period. While options are not a core part of the investment strategy, the portfolio management team periodically writes “out of the money” call options on positions believed to be approaching fair value.19 SMM generated $272,362 of options income during the fiscal year.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

18 Renewable is a source of energy that is not depleted by use, such as water, wind or solar power.

19 Options are financial derivatives that give the buyer the right to buy or sell the underlying asset at a stated price within a specified period. To write a call option is to sell an option. ”Out of the money” is the term for when an option has not yet reached its strike price.

5

Performance (Unaudited)

Average Annual Total Returns as of November 30, 2021	1 Year	5 Year	Since Inception(a)
Salient Midstream & MLP Fund—NAV(b)	39.52%	-5.54%	-2.78%
Salient Midstream & MLP Fund—Market Price(c)	57.95%	-7.36%	-4.46%
Alerian Midstream Energy Select Total Return Index	40.13%	2.32%	4.28%

(a) The Fund commenced operations on May 24, 2012 and Alerian Midstream Energy Select Total Return Index commenced operations on December 31, 2012.

(b) Performance returns are net of management fees and other Fund expenses.

(c) Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Growth of a Hypothetical $10,000 Investment

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE: SMM) of $20.00 on May 24, 2012, and tracking its progress through November 30, 2021.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientpartners.com. Total return is assuming the reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

Key Financial Data (Unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Year Ended November 30, 2021
Net investment loss	$(174,162)
Reconciling items:
Return of capital of distributions(a)	6,856,046
Net realized gain on written options(b)	272,362

Distributable cash flow (non-GAAP)	$6,954,246
Distributions paid on common stock	$4,607,836
Distributable cash flow coverage ratio (non-GAAP)	1.51x

Reconciliation of distributable cash flow to GAAP

(a) GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b) We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

7

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Salient Midstream & MLP Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and shareholders’ equity of Salient Midstream & MLP Fund (the Fund), including the schedule of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, investees, and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

January 28, 2022

8

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

	Shares/Units	Fair Value
Master Limited Partnerships—34.6%
Crude & Refined Products—12.3%
United States—12.3%
BP Midstream Partners LP(a)	24,695	$317,825
Holly Energy Partners LP(a)	32,806	549,828
Magellan Midstream Partners LP(a)(c)	62,109	2,880,615
MPLX LP(a)(c)	390,061	11,432,688
NuStar Energy LP(a)(c)	84,748	1,186,472

		16,367,428

Gathering & Processing—5.4%
United States—5.4%
Crestwood Equity Partners LP(a)(c)	98,680	2,522,261
DCP Midstream LP(a)	59,292	1,561,158
Western Midstream Partners LP(a)(c)	159,225	3,061,897

		7,145,316

Natural Gas Liquids Infrastructure—16.3%
United States—16.3%
Energy Transfer LP(a)(c)	1,716,256	14,450,876
Enterprise Products Partners LP(a)(c)	336,531	7,198,398

		21,649,274

Renewable Energy Infrastructure—0.6%
United States—0.6%
Enviva Partners LP(a)(c)	12,348	864,730

Total Master Limited Partnerships (Cost $39,236,069)		46,026,748

MLP Related Companies—107.3%
Crude & Refined Products—15.1%
Canada—8.7%
Enbridge, Inc.(c)	284,307	10,672,885
Gibson Energy, Inc. (CAD)(c)	49,666	898,494

		11,571,379

United States—6.4%
Plains GP Holdings LP, Class A(c)	862,978	8,629,780

Energy—3.0%
United States—3.0%
Archaea Energy, Inc., Class A(a)	206,932	3,950,332

Gathering & Processing—29.1%
United States—29.1%
Antero Midstream Corp.(c)	624,603	6,064,895
EnLink Midstream LLC(a)	402,636	2,621,160
EMG Utica I Offshore Co-Investment LP(d)(e)	16,000,000	15,591,011
Hess Midstream LP, Class A(c)	92,009	2,278,143
Targa Resources Corp.(a)(c)	236,042	12,186,849

		38,742,058

See accompanying Notes to Financial Statements.	9

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

	Shares/Units	Fair Value
Liquefied Natural Gas—10.1%
United States—10.1%
Cheniere Energy, Inc.(c)	112,499	$11,791,020
Tellurian, Inc.(a)(b)	516,282	1,683,079

		13,474,099

Natural Gas Liquids Infrastructure—19.3%
Canada—10.7%
Keyera Corp. (CAD)(c)	271,601	5,965,888
Pembina Pipeline Corp.(c)	197,941	5,868,951
Pembina Pipeline Corp. (CAD)(c)	83,252	2,463,443

		14,298,282

United States—8.6%
ONEOK, Inc.(c)	191,506	11,459,719

Natural Gas Pipelines—24.1%
Canada—5.3%
TC Energy Corp.(c)	149,612	7,018,299

United States—18.8%
Equitrans Midstream Corp.(c)	841,120	8,091,575
Kinder Morgan, Inc.(a)(c)	498,876	7,712,623
The Williams Companies, Inc.(c)	345,851	9,265,348

		25,069,546

Renewable Energy Infrastructure—5.4%
Great Britain—1.1%
Atlantica Sustainable Infrastructure PLC(a)(c)	39,077	1,498,994

United States—4.3%
Enphase Energy, Inc.(a)(c)	2,292	573,000
Microvast Holdings Inc.(a)(d)	297,400	2,524,926
NextEra Energy Partners LP(a)(c)	26,792	2,278,659
Sunnova Energy International, Inc.(a)	8,299	306,814

		5,683,399

Water—1.2%
United States—1.2%
Rattler Midstream LP(c)	153,709	1,637,001

Total MLP Related Companies (Cost $102,564,365)		143,032,888

Special Purpose Acquisition Companies—0.0%(f)
United States—0.0%(f)
TortoiseEcofin Acquisition Corp III—Founder Shares(a)(d)(e)	41,550	125

		125

Total Special Purpose Acquisition Companies (Cost $125)		125

See accompanying Notes to Financial Statements.	10

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

	Shares/Units	Fair Value
Warrants—0.0%(f)
United States—0.0%(f)
Volta, Inc. Expiration date 08/26/26 at $11.50	10,340	$27,815

Total Warrants (Cost $34,944)		27,815

Total Investments—141.9% (Cost $141,835,503)		189,087,576
Credit Facility—(42.1%)		(56,100,000)
Other Assets and Liabilities—0.2%		311,114

Total Net Assets Applicable to Common Shareholders—100.0%		$133,298,690

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a) The security is considered a non-income producing security as any dividends received during the period (if applicable) are treated as return of capital per the Generally Accepted Accounting Principles.

(b) All or a portion of these securities are held as collateral for the written call options. As of November 30, 2021, the total fair value of securities held as collateral for the written call options is $14,595.

(c) All or a portion of these securities are held as collateral for the line of credit agreement. As of November 30, 2021, the total fair value of securities held as collateral for the line of credit agreement is $110,434,724.

(d) These securities are exempt from registration under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration, normally to qualified institutional buyers, or to the public if the securities are subsequently registered. See footnote 2(g) in the Notes to Financial Statements for further information.

(e) These investments are classified as Level 3 assets and such classification was a result of the unavailability of other significant observable inputs. At period end, the aggregate value of these securities was $15,591,136, representing 11.70% of net assets. See Note 3 in the Notes to Financial Statements for further information.

(f) Amount represents less than 0.05%.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Fair Value	Unrealized Appreciation (Depreciation)
Tellurian, Inc.	Morgan Stanley & Co. LLC	$4.50	December 2021	4,477	$1,459,502	$(11,193)	$119,663

					$1,459,502	$(11,193)	$119,663

See accompanying Notes to Financial Statements.	11

Schedule of Investments

Salient Midstream & MLP Fund

November 30, 2021

Salient Midstream & MLP Fund invested in the following industries as of November 30, 2021:

	Value	% of Total Investments
Crude & Refined Products	$36,568,587	19.4%
Energy	3,950,332	2.1%
Exchange Traded Funds	27,815	0.0%
Gathering & Processing	45,887,374	24.2%
Liquefied Natural Gas	13,474,099	7.1%
Natural Gas Liquids Infrastructure	47,407,275	25.1%
Natural Gas Pipelines	32,087,845	17.0%
Renewable Energy Infrastructure	8,047,123	4.3%
Special Purpose Acquisition Companies	125	0.0%
Water	1,637,001	0.8%

Total	$189,087,576	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of November 30, 2021:

	Value	% of Total Investments
Canada	$32,887,960	17.4%
Great Britain	1,498,994	0.8%
United States	154,700,622	81.8%

Total	$189,087,576	100.0%

Currency Abbreviations:

CAD—Canadian Dollar

See accompanying Notes to Financial Statements.	12

Statement of Assets, Liabilities and Shareholders’ Equity

Salient Midstream & MLP Fund

November 30, 2021

Assets:
Investments, at value (cost $141,835,503)	$189,087,576
Cash and cash equivalents	787,631
Dividends receivable	246,393
Interest receivable	20
Prepaids and other assets	5,299

Total Assets	190,126,919

Liabilities:
Credit facility	56,100,000
Written options, at fair value (premiums received $130,856)	11,193
Unrealized depreciation on unfunded SPAC PIPE commitments	769
Payable to advisor	199,014
Interest payable	47,985
Commitment fees payable	325
Accounts payable and accrued expenses	468,943

Total Liabilities	56,828,229

Net Assets applicable to common shareholders	$133,298,690

Net Assets Applicable to Common Shareholders:
Capital stock, $0.01 par value; 17,722,448 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	337,333,001
Total distributable earnings	(204,211,535)

Net assets applicable to common shareholders	$133,298,690

Net Asset Value:
Net assets applicable to common shareholders	$133,298,690
Common shares outstanding	17,722,448
Net asset value per common share outstanding	$7.52

See accompanying Notes to Financial Statements.	13

Statement of Operations

Salient Midstream & MLP Fund

Year Ended November 30, 2021

Investment Income:
Distributions from master limited partnerships	$3,657,859
Less return of capital on distributions	(3,657,859)

Net investment income from master limited partnerships	—
Dividends from master limited partnership related companies	6,877,175
Less return of capital on dividends	(3,198,187)

Net investment income from master limited partnership related companies	3,678,988
Foreign taxes withheld	(329,002)

Total Investment Income	3,349,986

Operating Expenses:
Investment advisory fee	2,069,035
Management fee	160,000
Administration fees	149,141
Custodian fees	22,610
Interest expense	501,551
Commitment fees	1,043
Professional fees	352,747
Transfer agent fees	23,047
Compliance fees	91,402
Other expenses	153,572

Total Expenses	3,524,148

Net Investment Loss	(174,162)

Realized and Unrealized Gain (Loss):
Net realized gain on investments	11,137,006
Net realized gain on written options	272,362
Net realized loss on foreign currency	(912)

Net realized gain	11,408,456

Change in unrealized appreciation/depreciation on:
Investments	26,593,284
Written options	119,663
Unfunded SPAC PIPE commitments	(769)

Change in unrealized appreciation/depreciation from investments, written options and SPAC PIPE commitments	26,712,178

Net Realized and Unrealized Gain from Investments, Written Options and SPAC PIPE commitments	38,120,634

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$37,946,472

See accompanying Notes to Financial Statements.	14

Statements of Changes in Net Assets

Salient Midstream & MLP Fund

	Year Ended November 30, 2021	Year Ended November 30, 2020
Operations:
Net investment income/(loss)	$(174,162)	$2,041,845
Net realized gain/(loss)	11,408,456	(32,321,726)
Change in unrealized appreciation/depreciation	26,712,178	(12,232,653)

Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	37,946,472	(42,512,534)

Distributions:
From distributable earnings	—	—
From return of capital	(4,607,836)	(6,220,579)

Total distributions to common shareholders	(4,607,836)	(6,220,579)

Net increase/(decrease) in net assets applicable to common shareholders	$33,338,636	$(48,733,113)

Net Assets:
Beginning of period	99,960,054	148,693,167

End of period	$133,298,690	$99,960,054

See accompanying Notes to Financial Statements.	15

Statement of Cash Flows

Salient Midstream & MLP Fund

For the Year Ended November 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$37,946,472
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchase of investments	(184,177,355)
Proceeds from disposition of investments	153,656,157
Premiums from written options	1,001,330
Proceeds paid to cover written options	(435,762)
Premiums paid on exercised written options	(162,350)
Net realized gain on investments	(11,137,006)
Net realized gain on written options	(272,362)
Change in unrealized appreciation/depreciation from investments	(26,593,284)
Change in unrealized appreciation/depreciation from written options	(119,663)
Change in unrealized appreciation/depreciation on unfunded SPAC PIPE commitments	769
Change in operating assets and liabilities:
Dividends receivable	(6,229)
Interest Receivable	(20)
Prepaids and other assets	(3,720)
Interest payable	32,187
Payable to Advisor	87,638
Commitment fees payable	(2,086)
Accounts payable and accrued expenses	170,089

Net cash used in operating activities	(30,015,195)

Cash Flows from Financing Activities:
Advances from credit facility	47,550,040
Repayments on credit facility	(12,450,040)
Distributions paid to common shareholders, net of reinvestments	(4,607,836)

Net cash provided by financing activities	30,492,164

Net increase in cash and cash equivalents	476,969
Cash and cash equivalents at beginning of year	310,662

Cash and cash equivalents at end of year	$787,631

Supplemental Schedule of Cash Activity:
Cash paid for interest during the year	$469,364
Cash paid for commitment fees during the year	3,129

See accompanying Notes to Financial Statements.	16

Financial Highlights

Salient Midstream & MLP Fund

	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017
Per Common Share Data:(a)
Net Asset Value, beginning of period	$5.64	$8.39	$10.04	$11.23	$14.37
Income/(loss) from operations:
Net investment income/(loss)(b)	(0.01)	0.12	(0.05)	(0.12)	0.00 (c)
Net realized and unrealized gain/(loss) from investments	2.15	(2.52)	(0.91)	(0.31)	(2.16)

Net increase (decrease) resulting from operations	2.14	(2.40)	(0.96)	(0.43)	(2.16)

Distributions paid from:
Net investment income	—	—	—	—	—
In excess of net investment income	—	—	(0.12)	(0.06)	—
Return of capital	(0.26)	(0.35)	(0.57)	(0.70)	(0.98)

Net Asset Value, end of period	$7.52	$5.64	$8.39	$10.04	$11.23

Per common share market value, end of period	$6.37	$4.22	$7.09	$8.41	$10.22

Total investment return based on market value(d)	57.95%	(36.19)%	(8.23)%	(11.05)%	(17.08)%

Ratios to Average Net Assets:
Net investment income/(loss)	(0.14)%	1.87%	(0.49)%	(1.09)%	0.01%
Net operating expenses (including tax expense/benefit)	2.75%	2.97%	3.49%	3.26%	2.40%
Net operating expenses (excluding tax benefit/expense)	2.75%	2.97%	3.49%	3.26%	2.87%
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$133,299	$99,960	$148,693	$177,877	$199,045
Average net assets (000s)	$128,076	$109,424	$173,820	$200,269	$236,834
Portfolio turnover	86.03%	155.52%	44.75%	45.27%	23.72%
Asset coverage per $1,000 unit of senior indebtedness(e)	$3,376	$5,760	$4,804	$3,402	$3,585
Short-term borrowings, end of period (000s)	$56,100	$21,000	$39,089	$74,039	$76,989

(a) Information presented relates to a common share outstanding for periods indicated.

(b) Per share net investment income/(loss) has been calculated using the average daily shares method.

(c) Amount represents less than $0.01 per share.

(d) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the Dividend Reinvestment Plan (“DRIP”).

(e) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements.	17

Notes to Financial Statements

November 30, 2021

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees of the Fund (each member thereof a “Trustee” and collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, LP (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in Mark West Utica EMG, L.L.C., which is a joint venture between Mark West Energy Partners, L.P. (“Mark West”) and The Energy and Minerals Group (“EMG”). Mark West is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. EMG Utica is considered a variable interest entity (“VIE”) as it is a partnership and the Fund, as the limited partner, lacks the ability to remove the general partner and does not have any substantive participating rights, as these reside with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. This means the general partner of EMG Utica has full, exclusive and unilateral power and authority to manage, control, administer and operate the assets and business affairs of EMG Utica. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, “Consolidation”, prior to the adoption of ASC update 2015-02, management believed the Fund was the primary beneficiary as it owned 100% of EMG Utica and had the right to receive the economic benefit from the investment, and therefore consolidated EMG Utica in the Fund’s financial statements for the year ended November 30, 2016. Under ASC Update 2015-02, which the Fund adopted effective the year ended November 30, 2017, consolidation of a VIE’s financial statements would occur if a limited partner has the power to direct the activities and the right to receive the benefits from the entity considered for consolidation. EMG Utica is no longer consolidated within the Fund’s financial statements, effective the year ended November 30, 2017.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Fund. The Fund is an investment company and follows the investment company accounting and reporting guidance under FASB ASC Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”). The Fund’s valuation policies are discussed in further detail in Note 3.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

18

Notes to Financial Statements, continued

November 30, 2021

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•	PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

•	INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures

19

Notes to Financial Statements, continued

November 30, 2021

may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the NAV has been calculated, the securities so affected will generally be priced using fair value procedures.

•	SPECIAL PURPOSE ACQUISITION COMPANIES—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (“PIPE”) which will be satisfied if and when the SPAC completes its merger or acquisition. PIPEs are illiquid and restricted, and unfunded SPAC PIPE commitments are marked-to-market with the unrealized appreciation/depreciation separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of November 30, 2021, the Fund held the following unfunded SPAC PIPE commitments:

Security	Commitment Amount	Fair Value	Unrealized Appreciation/ Depreciation
Athena Technology Acquisition Corp	$769,000	$768,231	$(769)
Redwoods Investment Climate Holdings I, Corp—Founder Shares	117	117	—

Total	$769,117	$768,348	$(769)

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment and the Fund is not required to sell securities due to subsequent changes in the value of securities it owns. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

20

Notes to Financial Statements, continued

November 30, 2021

The restricted securities held at November 30, 2021 are identified below and are also presented in the Fund’s Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, LP	11.70%	2/22/2013	16,000,000	$13,489,733	$15,591,011
Microvast Holdings Inc.	1.89%	7/22/2021	297,400	3,026,045	2,524,926
TortoiseEcofin Acquisition Corp III—Founder Shares	0.00%	7/21/2021	41,550	125	125

Total Restricted Securities	13.59%			$16,515,903	$18,116,062

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the

Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since the exchange is a regulated clearinghouse and is a counterparty to all exchange-traded futures which guarantees payment of the futures contract.

SWAP AGREEMENTS—The Fund may invest in swap agreements, including credit default and total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the

21

Notes to Financial Statements, continued

November 30, 2021

particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a reference rate based on the average interest rate at which major global banks can borrow from one another) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swaps.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended November 30, 2021:

	Net Realized Gain on Written Options	Change in Unrealized Appreciation/ Depreciation on Written Options
Equity Risk Exposure:
Written Call Options	$272,362	$119,663

As described above, the Fund utilized derivative instruments to achieve its investment objective during the year ended November 30, 2021. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of November 30, 2021.

The following is a summary of the average monthly notional value of written options during the year ended November 30, 2021:

	Average Monthly Notional Value	Notional Value Outstanding at November 30, 2021
Written Call Options	$2,077,556	$1,459,502

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a regulated investment company (“RIC”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

22

Notes to Financial Statements, continued

November 30, 2021

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital and differing treatment on partnership investments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, differing treatment on partnership investments, late year ordinary loss deferrals and capital loss carryforwards) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA. Effective November 18, 2019, the Advisor is no longer registered with the CFTC as a commodity pool operator and commodity trading adviser, and is no longer a member of the National Futures Association given the current activities.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2021, the Fund estimated that approximately 100% of the MLP distributions received and certain distributions received from master limited partnership related companies would be treated as a return of capital. The Fund recorded as return of capital the amount of $6,856,046 of dividends and distributions received from its investments.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net

23

Notes to Financial Statements, continued

November 30, 2021

present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation

Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. In addition, changes in the underlying assumptions used in the fair value measurement technique, including discount rates, liquidity risks, and estimates of future cash flows, could significantly affect these fair value estimates. Because of the inherent uncertainty of valuation, including Level 3 input risk, this estimated value may differ from the value that would have been used had a ready market for this investment existed, and the differences could be significant.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of November 30, 2021. The breakdown by category of equity securities is disclosed in the Schedule of Investments.

	Level 1	Level 2		Level 3			Total
	Investment Securities	Investment Securities	Other Financial Instruments	Investment Securities		Other Financial Instruments	Investment Securities	Other Financial Instruments
Master Limited Partnerships	$46,026,748	$—	$—	$—		$—	$46,026,748	$—
MLP Related Companies	127,441,877	—	—	15,591,011	(a)	—	143,032,888	—
Special Purpose Acquisition Companies	—	—	—	125		—	125	—
Warrants	27,815	—	—	—		—	27,815	—
Written Options	—	—	(11,193)	—		—	—	(11,193)
Unfunded SPAC PIPE Commitments	—	—	—	—		(768,348)	—	(768,348)

Total	$173,496,440	$—	$(11,193)	$15,591,136		$(768,348)	$189,087,576	$(779,541)

(a) During the year ended November 30, 2021, the Fund continued to value EMG Utica I Offshore Co-Investment LP with an income approach using a discounted cash flow model.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Asset Type	Balance as of November 30, 2020	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)		Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at November 30, 2021
MLP Related Companies	$15,361,838	$—	$—	$—	$(429,444	)(a)	$—	$—	$15,591,011	$(429,444	)(a)
Special Purpose Acquisition Companies	—	125	—	—	—		—	—	125	—
Unfunded SPAC PIPE Commitments	—	—	—	—	(769)		—	—	(769)	(769)

Total	$15,361,838	$125	$—	$—	$(430,213)		$—	$—	$15,590,367	$(430,213)

(a) The change in unrealized appreciation/depreciation reflects a reclassification of prior year return of capital on distributions from EMG Utica I Offshore Co-Investment, LP.

24

Notes to Financial Statements, continued

November 30, 2021

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2021:

Qualitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs(a)	Input Value/ Range
Master Limited Partnerships	$15,591,011	Discounted Cash Flow	Discount Rate	11.5%
			Terminal Cash Flow Exit Multiple	10.8x
Special Purpose Acquisition Companies	125	Recent Transaction	Recent Transaction	$0.003

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Terminal Cash Flow Exit Multiple	Increase	Decrease
Recent Transaction	Increase	Decrease

EMG Utica’s originally planned dissolution date of December 31, 2021 was extended to December 31, 2022, with the ability to extend for an additional one-year period at the election of the general partner, EMG Utica Co-Investment GP, LLC. Upon dissolution, the Fund would receive its share of the net proceeds from the sale of underlying assets in EMG Utica which may differ from the Fund’s valuation of its position in EMG Utica due to the inherent uncertainty of valuation, including Level 3 input risk currently being used for valuation purposes, and the difference could be significant. The Fund does not have any unfunded commitments in EMG Utica and the investment cannot be sold by the Fund without the consent of EMG Utica Co-Investment GP, LLC.

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $60,000,000 committed lending facility. Prior to March 24, 2021, BNS provided a $50,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The Fund initially entered the Agreement on November 17, 2014, and the Agreement provides the Fund with a rolling 364 day commitment period. The average principal balance and weighted average interest rate for the year ended November 30, 2021, was approximately $47,063,705 and 1.05%, respectively. At November 30, 2021, the principal balance outstanding was $56,100,000 at an interest rate of 1.04%, and the aggregate market value of the securities held as collateral was $110,434,724, representing 82.85% of net assets.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of the London

Interbank Offered Rate (“LIBOR”) by the end of 2021. More specifically, the ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR, could lead to significant short-term and long-term uncertainty and market instability and to the extent to which that may impact the Fund cannot yet be determined.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

For the tax years ended November 30, 2018 through November 30, 2021, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit

25

Notes to Financial Statements, continued

November 30, 2021

or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the year ended November 30, 2021, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

In accordance with U.S. GAAP, the Fund has made reclassifications among its capital accounts, primarily attributable to partnership investments. These reclassifications are intended to adjust the components of the Fund’s net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the NAV of the Fund. As of November 30, 2021, the Fund made reclassifications to increase or (decrease) the components of the net assets detailed below:

Paid-in Capital	Total Distributable Earnings
$(5,168,499)	$5,168,499

The tax character of dividends paid to shareholders during the tax year ended in 2021 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$4,607,836	$4,607,836

The tax character of dividends paid to shareholders during the tax year ended in 2020 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$—	$—	$—	$6,220,579	$6,220,579

The following information is provided on a tax basis as of November 30, 2021:

Cost of Investments and written options	$157,703,942

Gross unrealized appreciation	35,923,546
Gross unrealized depreciation	(4,539,912)
Net unrealized appreciation (depreciation) of foreign currency, derivatives and unfunded SPAC PIPE commitments	115,388

Net unrealized appreciation (depreciation)	31,499,022
Undistributed net investment income	—
Accumulated realized loss	(228,583,903)

Distributable earnings	—
Other cumulative effect of timing differences	(7,126,654)

Total accumulated earnings (losses)	(204,211,535)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on partnership investments, straddle loss deferrals and wash sales for tax and book purposes.

As of the end of the tax year ended November 30, 2021, the Fund also has available for tax purposes unused capital loss carryovers (“CLCOs”) as follows:

Short-Term	Long-Term
$145,470,239	$83,113,664

(6) INVESTMENT TRANSACTIONS

For the year ended November 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $184,177,355 and $146,642,545, respectively.

(7) SERVICE PROVIDERS

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Fund.

Citibank, N.A. serves as the Fund’s custodian.

Computershare, Inc. serves as the transfer agent, DRIP Plan Administrator agent and dividend paying agent for the Fund.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Advisor, under the terms of the Investment Management Agreement between the Advisor and the Fund, the Fund pays the Advisor a management fee equal to 1.20% annually of the average monthly total assets of the Fund. For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month. The fee is accrued daily and payable monthly.

26

Notes to Financial Statements, continued

November 30, 2021

In connection with the investment in EMG Utica, the Fund pays a management fee to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allows for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) TRUSTEE AND OFFICER FEES

The Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Fund does not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient Management or its affiliates, except as noted below. As of November 30, 2021, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Fund may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust and Forward Funds (together with the Fund, the “Trusts”). Each fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, the Chairman of the Valuation Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, $2,500 and $5,000, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year, and each member of the Valuation Committee receives $500 per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Fund. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Fund (“CCO”) is an employee of, and is compensated by, the Advisor. As of November 30, 2021, the Fund has agreed to pay the Advisor approximately $98,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Fund (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Fund. The Board approves annually an allocation of such costs among such personnel, and the Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

(10) INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment

27

Notes to Financial Statements, continued

November 30, 2021

company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence. The Fund may also hold large positions in the securities of a single issuer. As such, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting that issuer or in the event that the Fund has to quickly sell its position in that issuer.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s NAV to decline. When financial leverage is used, the NAV and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, successful use of these techniques may depend on the Advisor’s correct anticipation of pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(g) MIDSTREAM RISK

Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

(h) SPECIAL PURPOSE ACQUISITION COMPANIES RISK

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (iii) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (iv) any proposed merger or acquisition may be unable to obtain the requisite

28

Notes to Financial Statements, continued

November 30, 2021

approval, if any, of SPAC shareholders; (v) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vi) to the extent an acquisition or merger is announced or completed, shareholders who sell their shares prior to that time may not reap any resulting benefits; (vii) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (viii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (ix) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (x) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (xi) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (xii) SPACs may be subject to regulatory scrutiny, such as regarding offering and accounting matters, and uncertainty caused by such scrutiny, or the commencement of regulatory actions, could impact the prospects for success of, as well as the trading and value of, a SPAC.

(i) PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

(12) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,448 shares issued and outstanding at November 30, 2021. There was no capital share activity for the year ended November 30, 2021.

(13) SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2021.

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Supplemental Information (Unaudited)

November 30, 2021

The table below shows each Trustee and executive officer’s full name, year of birth, the position held with the Fund, the length of time served in that position, his/her principal occupation during the past five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Interested Trustees*

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Gregory A. Reid* Year of Birth: 1965	Trustee (since 2020); President and Chief Executive Officer (since inception)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient, (since 2011).	6	Forward Funds (investment company) (three funds) (since 2020); Salient MF Trust (investment company) (two funds) (since 2020); Salient Midstream & MLP Fund (investment company) (2012-2018)

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Trustee (since 2018)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017).	6	Litman Gregory Funds Trust (since 2013); Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 2012).
Jonathan P. Carroll Year of Birth: 1961	Trustee (since inception)	President, Lazarus Capital LLC (since 2006); President, Lazarus Energy Holdings, LLC (since 2006); President and CEO, Blue Dolphin Energy Company (since 2012); President and Director, Starlight Relativity Acquisition Company, LLC (since 2019); President and Director, The San Antonio Refinery LLC (since 2019); President and Director, Lazarus San Antonio Refinery LLC (since 2019); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (three funds) (since 2015); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Starlight Relativity Acquisition Company, LLC (Investment Company) (since 2019); The San Antonio Refinery LLC (energy company) (since 2019); Lazarus San Antonio Refinery LLC (energy company) (since 2019).

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November 30, 2021

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
A. John Gambs Year of Birth: 1945	Trustee (since 2018); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (2018-2020); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	6	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 2012).
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (three funds) (since 2015).

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November 30, 2021

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Trustee (since 2018)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 1998); Chairman and Director of SIFE Trust Fund (1978-2001).

* This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1) The Fund Complex for the purposes of this table consists of five (5) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and the Fund.

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November 30, 2021

Officers of the Fund Who Are Not Trustees***

Name and Year of Birth(1)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Thomas Dusenberry Year of Birth: 1977	Treasurer and Principal Financial Officer (since 2020)	Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds (four funds); Principal Financial Officer (since 2018) and Treasurer (since 2020), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (2016-2019); Senior Vice President of Fund Accounting and Administration, Salient (since 2020); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001- 2016).
Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since inception)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).
Kristen Bayazitoglu Year of Birth: 1981	Secretary (Since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017); Vice President, Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012-June 2017).

(1) The business address of each officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

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Supplemental Information, continued (Unaudited)

November 30, 2021

At an in-person meeting of the Board held on October 26, 2021, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Advisor. In preparation for review of this agreement, the Board requested the Advisor to provide detailed information that the Board determined to be reasonably necessary to evaluate the agreement. The Independent Trustees held a meeting of the Board on October 4, 2021 (the “Pre-15(c) Meeting”) to review and discuss materials from the Advisor, and also met among themselves prior to the October 26, 2021 meeting to review and discuss the response materials of the Advisor in support of the consideration of the Advisory Agreement. At the request of the Independent Trustees, the Advisor made presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, Fund and Advisor compliance programs, Fund performance including benchmarks and comparisons to other funds, Fund fee levels, other portfolios (including fees) managed by the Advisor and its affiliates and the Advisor’s profitability (including revenue of the Advisor across all its advised funds). The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees met with counsel in executive session without the presence of Advisor personnel, along with independent counsel. After the executive session, the Independent Trustees reported that the extensive prior discussions among themselves and with independent counsel, including during the Pre-15(c) call, and their reviews of the Advisor’s response materials, left them satisfied that the Advisor had responded to requests. The Independent Trustees further reported that they had concluded that the Advisory Agreement enables the Fund’s shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. The Independent Trustees also reported that they took into account many factors, including volatility and conditions in the markets and the Fund’s performance since the beginning of the pandemic, and the Fund’s leverage and fee structure, and believed management has acted appropriately in managing the Fund. They stated that in light of the Advisor’s efforts, the prudent exercise of judgment warranted renewal of the advisory fee. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year, and that individual Trustees may have assigned weight to differing factors. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: the specialized expertise required to manage the Fund’s strategy, personnel and staffing at the Advisor, the background and experience of key investment personnel; the Advisor’s focus on analysis of complex asset categories; the Advisor’s disciplined investment approach and commitment to investment principles; the Advisor’s significant investment in and commitment to personnel, including hiring and extensive training; the Advisor’s significant compliance, risk oversight and tax reporting efforts; and, the Advisor’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Advisor would be able to provide during the coming year quality of investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Fund. The Board evaluated the comparative information provided by the Advisor regarding the Fund’s investment performance, distributions and information on the performance of other investment funds and indices, including the relevance of various indices and the limited number of competitive funds structured for pass-through taxation treatment of investors like the Fund rather than fund-level taxation and double taxation. The Board also considered the various performance reports received throughout the year. The Board noted the performance since pandemic lows as well as challenges in the MLP and energy markets during the year. On the basis of the Trustees’ assessment, the Trustees concluded that the Advisor was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with comparable funds.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues earned and expenses incurred by the Advisor. The Board took into account the significant investment by and cost to the Advisor in appropriate personnel and service infrastructure to support the operations and management of the Fund. On the basis of the Board’s review of the fees charged by the Advisor for investment advisory and related services, the specialized nature of the Fund’s investment program, the Fund’s use of leverage, the Advisor’s financial information and the costs associated with managing the Fund, the Board concluded that the level of investment management fees, and the Advisor’s profitability, are reasonable in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the anticipated profitability of the relationship between the Fund and the Advisor.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that, as a closed-end fund of a relatively fixed-scale, the management fees reflect the Fund’s complex operations, the current markets for the MLP asset category, the economic environment for the Advisor, including its continued investment relating to support and monitoring of the Trust, and the

34

Supplemental Information, continued (Unaudited)

November 30, 2021

competitive nature of the investment company market as relevant to the Fund. The Board noted that it would have the opportunity to periodically re-examine the matter of economies of scale, as well as the appropriateness of management fees payable to the Advisor.

Benefits (such as soft dollars) to the Advisor from its relationship with the Fund. The Board concluded that other benefits derived by the Advisor from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Other considerations. The Board determined that the Advisor has made a continuing and substantial commitment to the recruitment of high quality personnel, monitoring and investment decision-making, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its investors. The Trustees also concluded that the Advisor continues to make a significant entrepreneurial commitment to the management and success of the Fund.

35

Supplemental Information, continued (Unaudited)

November 30, 2021

N-PORT Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies for the period ended June 30 of each year will be available: (i) without charge, upon request, by calling (800) 809-0525, or (ii) by visiting the SEC’s website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

36

Additional Tax Information (Unaudited)

November 30, 2021

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Salient Midstream & MLP Fund	0.00%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Salient Midstream & MLP Fund	0.00%

37

The Fund’s Investment Objectives, Strategies and Principal Risks (Unaudited)

There have been no material changes to the Fund’s investment objective, strategies and principal risks during the reporting period.

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders.

Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of Midstream Companies and MLPs. The Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in Midstream Companies, MLPs and other energy companies. The Fund may invest in companies of any market capitalization ranges. The Fund may also invest up to but not more than 25% of its total assets in debt securities of energy companies. All or a portion of the Fund’s debt securities may be rated below investment grade (commonly referred to as “junk bonds”) by a nationally recognized statistical ratings organization (“NRSRO”). No more than 10% of the Fund’s total assets may be invested in debt securities rated CCC+/Caa1 or lower.

Midstream Companies are companies, including affiliates of MLPs, that own or operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. Midstream Companies and MLPs include renewable energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Fund is non-diversified, which means that it may invest in a limited number of issuers. Other energy companies may include alternative energy providers and utilities. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund may invest up to but not more than 30% of its total assets in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of total assets may be invested in equity securities of privately held companies.

The Fund may engage in covered call writing on up to 30% of the value of total assets. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may borrow to purchase securities, which would have the effect of adding financial leverage to the portfolio. In the future, financial leverage could be in the form of the issuance of preferred shares. Under normal market conditions, the Fund utilizes financial leverage in an amount that represents no more than 25% of total assets, including proceeds from such financial leverage. However, as market conditions develop, the Fund may use financial leverage in amounts that represent greater than 25% leverage as permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure.

Principal Risks

Discount from or Premium to Net Asset Value: The shares of closed-end management investment companies often trade at a discount from or premium to their NAV, and the common shares of the Fund may likewise trade at a discount from or premium to NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease or increase as a result of its investment activities. The trading price of the common shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the common shares. This market price risk may be greater for investors who sell their common shares within a relatively short period after completion of an offering.

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The Fund’s Investment Objectives, Strategies and Principal Risks, continued (Unaudited)

Industry Specific Risk: The Midstream Companies, MLPs and other energy companies in which the Fund invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of a Midstream Companies, MLPs or other energy company to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of Midstream Companies, MLPs and other energy companies.

•	Extreme weather or other natural disasters could impact the value of securities of Midstream Companies, MLPs and other energy companies.

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.

•	Threats of attack by terrorists on energy assets could impact the market for securities of Midstream Companies, MLPs and other energy companies.

•

Global events, including particularly in the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

Master Limited Partnerships (“MLPs”) Risk: Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Fund and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Renewable Energy Companies Risk: Renewable energy companies may be more volatile than companies operating in more established industries. renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Private Investments in Public Equities (“PIPEs”) Risk: The Fund makes investments in private investments in public equities whose stock is quoted on a stock exchange or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in a PIPE transaction may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell some or all of the securities on short notice, and the sale of the securities could lower the market price of the securities.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

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The Fund’s Investment Objectives, Strategies and Principal Risks, continued (Unaudited)

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The Fund’s NAV when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Concentration Risk: The Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a fund that does not concentrate its investments.

Privately Held Company Risk: Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk: The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). MLPs restructuring their debts as a result of a decline in oil prices and a decline in value of energy-related properties could result in the receipt of cancellation of debt income by MLP partners, including the Fund. The receipt of this taxable income by the Fund will result in increased investment company taxable income required to be distributed by the Fund, without corresponding cash distributions from the MLPs. The Fund might need to sell assets that it might not otherwise wish to sell in order to pay the required distributions. In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Fund, the MLPs and other portfolio companies in which the Fund invests. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act of 2017 generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

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The Fund’s Investment Objectives, Strategies and Principal Risks, continued (Unaudited)

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Tax Law Change Risk: Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Midstream Companies, MLPs and other energy companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Liquidity Risk: Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Short Sales Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Until 2022, when new short sales rules will apply which are not expected to impact materially the Fund’s ability to conduct short sales, the Fund must set aside “cover” for short sales to comply with applicable SEC provisions under the 1940 Act.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Lower-Rated Debt Securities (“Junk Bonds”) Risk: Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate lower-rated securities can involve certain risks.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s Ratings Services (“S&P”) (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

41

The Fund’s Investment Objectives, Strategies and Principal Risks, continued (Unaudited)

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities (including for equity securities of MLPs and certain energy companies) are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Restricted and Illiquid Securities Risk: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when the Advisor might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

42

Privacy Policy (Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment advisor, sub-advisors, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law.

You may contact us at any time to manage the information we have about you.

You may request from us information about the categories of information we have collected about you, the categories of sources from which your information was collected, the business or commercial purpose for collecting your information, the categories of third parties with whom we share your information, and the specific pieces of information we have about you. You may email us at privacy@salientpartners.com with “Request for Information” in the subject line and in the body of your message to request this information.

You may also request that we delete any information about you that we collected from you. You may email us at privacy@salientpartners.com with “Request to Delete Information” in the subject line and in the body of your message. There are circumstances where we may not be able to fulfil your request and we will let you know if one of those situations arises.

We reserve the right to verify your identity before we process any request relating to your information.

We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

43

4265 San Felipe

8th Floor

Houston, Texas 77027

800-809-0525

www.salientpartners.com

Salient Midstream & MLP Fund

NYSE: SMM

11/22

(b) Not applicable.

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Gambs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2021	2020
Audit Fees	$78,500	$76,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

2021	2020
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2021	2020
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of Julie Allecta, Jonathan P. Carroll, A. John Gambs, Dr. Bernard A. Harris, Jr., and Haig G. Mardikian.

Item 6.	Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Greg A. Reid and Frank T. Gardner III (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Greg A. Reid	Trustee (2012-2018, and since 2020); President and Chief Executive Officer (since inception).	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient (since 2011).

Frank T. Gardner III	Managing Director and Portfolio Manager since 2010.	Portfolio Manager of Salient Capital Advisors, LLC since 2010.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2021:

Name	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Greg A. Reid
Registered investment companies	1	$735M	0	$0M
Other pooled investment companies	2	$187M	0	$0M
Other accounts	115	$947M	27	$23M

Frank T. Gardner III
Registered investment companies	1	$735M	0	$0M
Other pooled investment companies	2	$187M	0	$0M
Other accounts	115	$947M	27	$23M

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (“Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Adviser also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Adviser may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

(a)(3) As of November 30, 2021:

Compensation

Messrs. Gardner and Reid are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner and Reid have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner and Reid did not own any of the Fund’s equity securities prior to this offering; however, through their limited partner interests in the parent company of the Adviser, which owned all the Fund’s outstanding shares as of April 23, 2012 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of the Fund’s securities.

(a)(4) As of November 30, 2021:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio managers:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Greg A. Reid	$50,001 – $100,000
Frank T. Gardner III	None

Item. 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2020 through December 31, 2020	N/A	N/A	N/A	N/A
January 1, 2021 through January 31, 2021	N/A	N/A	N/A	N/A
February 1, 2021 through February 28, 2021	N/A	N/A	N/A	N/A
March 1, 2021 through March 31, 2021	N/A	N/A	N/A	N/A
April 1, 2021 through April 30, 2021	N/A	N/A	N/A	N/A
May 1, 2021 through May 31, 2021	N/A	N/A	N/A	N/A
June 1, 2021 through June 30, 2021	N/A	N/A	N/A	N/A
July 1, 2021 through July 31, 2021	N/A	N/A	N/A	N/A
August 1, 2021 through August 31, 2021	N/A	N/A	N/A	N/A
September 1, 2021 through September 30, 2021	N/A	N/A	N/A	N/A
October 1, 2021 through October 31, 2021	N/A	N/A	N/A	N/A
November 1, 2021 through November 30, 2021	N/A	N/A	N/A	N/A

Total	—

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	Assessment of Registrant’s Control Environment

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

As of November 30, 2021, a material weakness was identified related to controls over the application of a hard-coded input, utilized in place of an appropriate variable input, in an analysis model with respect to the validation of fair value determination of an asset. The controls were not sufficiently designed to the appropriate level of precision to prevent or detect errors in the discounted cash flow model.

Management developed and implemented a plan to remediate the material weakness described above. Management replaced the hard-coded input with the appropriate variable input in the valuation analysis and has ensured proper linkage within the calculation going forward. Management also has locked the cells for the valuation and, as a result, has eliminated accidental hardcoded values from being entered. Additionally, management has made enhancements to the review process including a detailed checklist to document specific line items in the model being reviewed. Based on this material weakness, the registrant determined that its disclosure controls and procedures were ineffective as of November 30, 2021.

(b)	Changes in Internal Control over Financial Reporting

Other than the enhancements to controls noted above, there have been no changes in registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient Midstream & MLP Fund

By:	/s/ Gregory A. Reid
Gregory A. Reid Principal Executive Officer

Date:	February 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid Principal Executive Officer

Date:	February 4, 2022

By:	/s/ Thomas Dusenberry
Thomas Dusenberry Principal Financial Officer

Date:	February 4, 2022